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                                                                    EXHIBIT 4.1

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

   COMMON                                                                                    COMMON

PAR VALUE $.01                                                                            PAR VALUE $.01

  NUMBER           THIS CERTIFICATE IS TRANSFERABLE IN                                  CUSIP 983100 10 8                    SHARES
W                      DALLAS, TX AND NEW YORK, NY                              SEE REVERSE FOR CERTAIN DEFINITIONS



                                                     WYNDHAM HOTEL CORPORATION

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS
CERTIFIES
THAT










IS THE
OWNER OF


[LOGO]                                FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF                          [SEAL]

Wyndham Hotel Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                                 Dated:
/s/ JAMES D. CARREKER                                            COUNTERSIGNED AND REGISTERED:
      PRESIDENT                                                                 CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                                      TRANSFER AGENT
                                                                                                                       AND REGISTRAR

/s/ CARLA S. MORELAND                                            BY
      SECRETARY                                                                                                 AUTHORIZED SIGNATURE

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                                    [LOGO]
                          WYNDHAM HOTEL CORPORATION


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ________ Custodian _________
TEN ENT -- as tenants by the entireties                            (Cust)             (Minor)
JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        Act _______________
           in common                                                      (State)
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   Additional abbreviations may also be used though not in the above list.


        For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, ______________________

         NOTICE:
  THE SIGNATURE(S) TO THIS              X_______________________________________
  ASSIGNMENT MUST CORRE-                              (SIGNATURE)
  SPOND WITH THE NAME(S) AS
  WRITTEN UPON THE FACE OF  - -)
  THE CERTIFICATE IN EVERY
  PARTICULAR WITHOUT ALTER-
  ATION OR ENLARGEMENT OR
  ANY CHANGE WHATEVER.                  X_______________________________________
                                                      (SIGNATURE)

                                        ---------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKHOLDERS, SAVINGS AND
                                        LOAN ASSOCIATIONS AND CREDIT UNIONS
                                        WITH MEMBERSHIP IN AN APPROVED
                                        SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                        PURSUANT TO S.E.C. RULE 17Ad-15.
                                        ---------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:





                                        ---------------------------------------